SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                  November 26, 1999

ADVANTA Revolving Home Equity Loan Trust 1999-B

New York                           333-75295-02                  "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, Ca  92127

(858) 676-3099



Item 5.                          Other Events

Information relating to the distributions to Certificate holders for the October 1999 Monthly Period of the Trust in respect of the Revolving Home Equity Loan Asset Backed Notes,
Series 1999-B, (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1999 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                          Financial Statements, Exhibits

                 Exhibit No.                     Exhibit

                              1. Monthly Report for the October 1999 Monthly
                                 Period relating to the Revolving Home Equity
                                 Loan Asset Backed Notes, Series 1999-B,
                                 issued by the ADVANTA Revolving
                                 Home Equity Loan Trust 1999-B.

                                                 EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the October 1999 Monthly
                 Period relating to the Revolving Home Equity
                 Loan Asset Backed Notes, Series 1999-B,
                 issued by the ADVANTA Revolving
                 Home Equity Loan Trust 1999-B.




                                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Revolving Home Equity Loan Trust 1999-B

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



November 26, 1999

                                                 EXHIBIT 1
                 ADVANTA Revolving Home Equity Loan Trust 1999-B

                            Statement to Certificateholders

Distribution in Dollars - Current Period
                                      Prior
                    Original        Principal                                        Total         Realized
      Class         Face Value       Balance         Interest       Principal     Distribution      Losses
Notes                275,000,000.      272,827,44        1,401,42      4,316,845        5,718,26
Certs

Totals               275,000,000.      272,827,44        1,401,42      4,316,845        5,718,26

                                     Current
                     Deferred       Principal
      Class          Interest        Balance
Notes                                  268,510,599.24
Certs                                                     -

Totals                                 268,510,599.24

Interest Accrual Detail          Current Period Factor Information per $1,000 of Original Face
                                                                                Orig. Principal      Prior
                      Period         Period                                     (with Notional)    Principal
      Class          Starting         Ending          Method          Cusip         Balance         Balance
Notes                    10/25/99        11/25/99     A-Act/360      00759OAVO      275,000,000.        992.099
Certs                                                                                  -

                                                                     Current
                                                      Total         Principal
      Class          Interest       Principal      Distribution      Balance
Notes                         5.0             15.            20.7        976.402179
Certs                                                                                  -

Distribution in Dollars - To Date
                    Original                       Unscheduled      Scheduled        Total          Total
      Class         Face Value       Interest       Principal       Principal      Principal     Distribution
Notes                275,000,000.         2,587,3                      6,489,400        6,489,40      9,076,761
Certs

Totals               275,000,000.         2,587,3                      6,489,400        6,489,40      9,076,761

                                                     Current
                     Realized        Deferred       Principal
      Class           Losses         Interest        Balance
Notes                                                268,510,599.24
Certs                                                                    -

Totals                                               268,510,599.24

Interest Detail
                       Pass      Prior Principal                      Non-           Prior        Unscheduled
                     Through     (with Notional)     Accrued        Supported        Unpaid        Interest
      Class            Rate          Balance         Interest      Interest SF      Interest      Adjustments
Notes                    5.77875%      272,827,44        1,401,42
Certs

Totals                                 272,827,44        1,401,42

                                     Paid or         Current
                     Optimal         Deferred         Unpaid
      Class          Interest        Interest        Interest
Notes                    1,401,42         1,401,4                        -
Certs                                                                    -

Totals                   1,401,42         1,401,4                        -

Collection Account Report
Summary                                                                                              Total
Principal Collections                                                                                 3,339,483
Principal Withdrawals
Principal Other Accounts
TOTAL NET PRINCIPAL                                                                                   3,339,483

Interest Collects                                                                                     1,975,645
Interest Withdrawals
Interest Fees                                                                                           (126,62
Interest Other Accounts                                                                                  529,76
TOTAL INTEREST                                                                                        2,378,785

TOTAL AVAILABLE TO BONDHOLDERS                                                                        5,718,268

Principal - Collections                                                                              Total
Principal Received                                                                                    3,339,483
Repurchases/Substitutions
Liquidations
Insurance Principal
Realized Losses
TOTAL PRINCIPAL COLLECTED                                                                             3,339,483

Collection Account Report
Principal - Withdrawals                                                                              Total

SPACE INTENTIONALLY LEFT BLANK

Principal - Other Accounts                                                                           Total
Prefunded Termination Amt
Other Principal
TOTAL OTHER ACCOUNTS PRINCIPAL

Interest - Collections                                                                               Total
Interest Received                                                                                     1,975,645
Repurchases/Substitutions
Liquidations
Insurance Interest
Other Additional Interest
Interest Realized Losses
TOTAL INTEREST COLLECTED                                                                              1,975,645

Collection Account Report
Interest - Withdrawals                                                                               Total
Insurer Reimbursement Amounts
Reimburse Indenture And Owner Trustee Expenses
Reimburse to Servicer Nonrecoverable Advances
TOTAL INTEREST WITHDRAWALS

Interest - Other Accounts                                                                            Total
Capitalized Interest Requirement                                                                         272,31
Pre-Funding Interest Earnings                                                                            257,45
Collection Account Interest Earnings
TOTAL OTHER ACCOUNT INTEREST                                                                             529,76

Interest - Fees                                                                                      Total
Servicing Fees                                                                                             63,4
Indenture Trustee Fees                                                                                      3,6
Owner Trustee Fees
Certificate Insurer Premiums                                                                               59,1
TOTAL INTEREST FEES                                                                                      126,62

Credit Enhancement Report
Accounts                                                                                             Total

 SPACE INTENTIONALLY LEFT BLANK

Insurance                                                                                            Total

 SPACE INTENTIONALLY LEFT BLANK

Structural Features                                                                                  Total
Specified Overcollateralization Amount                                                           34,736,842.11
Current Overcollateralization Amount                                                             17,772,281.11
Overcollateralization Deficit
Overcollateralization Reduction Amount

Delinquency Report - Total
                                     Current        1 Payment      2 Payments     3+ Payments        Total
DELINQUENT       Balance                                 1,910,85         731,71           191,1      2,833,700
                 % Balance                                  0.93%          0.36%           0.09%          1.38%
                 # Loans                                      69             28               8             105
                 % # Loans                                  0.00%          0.00%           0.00%          0.00%
FORECLOSURE      Balance
                 % Balance                  0.00%           0.00%          0.00%           0.00%          0.00%
                 # Loans
                 % # Loans                  0.00%           0.00%          0.00%           0.00%          0.00%
BANKRUPTCY       Balance                       27            30,3                           42,4         100,51
                 % Balance                  0.01%           0.01%          0.00%           0.02%          0.04%
                 # Loans                        2                                                             4
                 % # Loans                  0.00%           0.00%          0.00%           0.00%          0.00%
REO              Balance
                 % Balance                  0.00%           0.00%          0.00%           0.00%          0.00%
                 # Loans
                 % # Loans                  0.00%           0.00%          0.00%           0.00%          0.00%
TOTAL            Balance                       27        1,941,17         731,71           233,5      2,934,215
                 % Balance                  0.01%           0.94%          0.36%           0.11%          1.42%
                 # Loans
                 % # Loans                  0.00%           0.00%          0.00%           0.00%          0.00%
Note: Current=0-29 days, 1 payment=30-59 days, 2 payments=60-89 days, 3+payments=90+

Triggers, Adj. Rate Cert. And Miscellaneous Report
Trigger Events                                                                                       Total
Overcollateralization Trigger Event Occurred?                                                               No

Adjustable Rate Certificate Information                                                              Total
Current LIBOR                                                                                         5.408750%
Next LIBOR                                                                                            5.590000%
Next Notes Pass Through Rate                                                                          5.960000%
Net Funds Cap Rate                                                                                   11.707013%
Net Funds Cap Carry-Forward Amount

Additional Information                                             Adjustable        Fixed           Total

 SPACE INTENTIONALLY LEFT BLANK

Other Related Information
Additional Information                                                                               Total
POOL INFORMATION
Beginning Pool & Prefunded Balance                                                                 288,582,093.
Total Principal Received                                                                             (3,339,483
Draws                                                                                                 1,040,269
Ending Pool & Prefunded Balance                                                                    286,282,880.

PREFUNDING INFORMATION
Beginning Prefunding Balance                                                                       105,273,487.
Prefunding Withdrawals                                                                             (23,549,094.
Prefunding Termination
Ending Prefunding Amount                                                                            81,724,392.
Interest Earned On Prefunding Account
Beginning Capitalized Interest Balance                                                                1,529,038
Capitalized Interest Requirement                                                                         272,31
Capitalized Interest Termination
Ending Capitalized Interest Account                                                                   1,256,726